EXECUTION COPY

ADMINISTRATION AGREEMENT

among

NEW YORK MORTGAGE TRUST 2005-2,

as Issuer

WELLS FARGO BANK, N.A.

as Trust Administrator

WILMINGTON TRUST COMPANY,

as Owner Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

and

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Depositor

Dated as of July 1, 2005

This Administration Agreement (the “Agreement”) is entered into as of July 1, 2005, among NEW YORK MORTGAGE TRUST 2005-2, a Delaware statutory trust (the “Issuer”), WELLS FARGO BANK, N.A., not in its individual capacity but solely as Trust Administrator (the “Trust Administrator”), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee of the Issuer (the “Owner Trustee”), U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), and GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor (the “Depositor”).

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (each as defined herein).

W I T N E S S E T H:

WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) created by a Trust Agreement relating to the Trust, dated as of July 1, 2005, among the Depositor, the Owner Trustee and the Trust Administrator (the “Trust Agreement”);

WHEREAS, the Issuer will issue under an indenture its New York Mortgage Trust 2005-2 Mortgage-Backed Notes, Series 2005-2 (the “Notes”) and, under the Trust Agreement, its Trust Certificate (the “Certificate” and collectively with the Notes, the “Securities”);

WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of July 1, 2005 (the “Indenture”), among the Issuer, the Trust Administrator and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”);

WHEREAS, the Certificate will be created pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement, dated as of July 1, 2005, among the Issuer, as issuer, New York Mortgage Funding, LLC (“NYMF”), as seller, New York Mortgage Trust, Inc., Wells Fargo Bank, N.A., as master servicer and trust administrator, the Indenture Trustee and the Depositor (the “Sale and Servicing Agreement”), (ii) the Letter of Representations, dated July 28, 2005, among the Issuer and The Depository Trust Company relating to the Notes (the “Depository Agreement”), (iii) the Indenture and (iv) a Cap Agreement, dated July 28, 2005, between The Royal Bank of Scotland plc and the Issuer (the Sale and Servicing Agreement, the Depository Agreement, the Indenture, the Cap Agreement and the Trust Agreement being hereinafter referred to collectively as the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture  (the “Collateral”) and (b) the beneficial ownership interests in the Issuer represented by the Certificate (the registered holder of such interests being referred to herein as the “Certificateholder”);

WHEREAS, the Issuer desires to have the Trust Administrator and the Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer or the Owner Trustee may from time to time reasonably request; and

WHEREAS, the Trust Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer or the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.  Duties of the Trust Administrator.

(a)

The Trust Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement and the Cap Agreement; provided, however, that its obligations to perform the duties of the Issuer under the Cap Agreement shall not be personal obligations of the Trust Administrator and any obligations to make any payments to the Cap Counterparty under the Cap Agreement shall be satisfied only from the assets of the Issuer.  In addition to its duties performed under the Depository Agreement and the Cap Agreement, the Trust Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take with respect to the following matters under the Trust Agreement, Sale and Servicing Agreement and the Indenture (references are to sections of the Indenture):

(i)

The Trust Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Sale and Servicing Agreement and the Indenture and shall notify the Owner Trustee if a Responsible Officer of the Trust Administrator obtains actual knowledge or written notice that action by the Owner Trustee is necessary to comply with the Issuer’s duties under the Sale and Servicing Agreement and the Indenture;

(ii)

the duty to cause the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.03);

(iii)

causing the preparation of the Notes for execution by the Owner Trustee upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02, 2.03 and 2.04);

(iv)

[reserved];

(v)

causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency, the duty to attempt to locate a qualified successor to the Clearing Agency, if necessary, and the preparation of written notice to the Indenture Trustee of termination of the book-entry system through the Clearing Agency (Section 2.11);

(vi)

the maintenance of an office for registration of transfer or exchange of Notes (Section 3.02);

(vii)

the preparation of an Issuer Order required to appoint a Paying Agent, the preparation of written notice to the Indenture Trustee and the duty to cause newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(viii)

preparation of an Issuer Order required to direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent (Section 3.03);

(ix)

the execution of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Trust Administrator for execution necessary to protect the Collateral (Sections 3.05 and 3.06(c));

(x)

the notification to the Owner Trustee of the Issuer’s non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by a Responsible Officer of the Trust Administrator of such non-compliance (Sections 3.07 and 3.09); and

(xi)

the furnishing of the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01).

(b)

The Trust Administrator shall perform the duties of the Trust Administrator expressly required to be performed by the Trust Administrator under the Trust Agreement, including its duties as Certificate Paying Agent pursuant to Section 3.09 of the Trust Agreement.

(c)

The Trust Administrator shall perform the duties of the Trust Administrator specified in Section 5.08 of the Sale and Servicing Agreement required to be performed in connection with the Certificate Account.

(d)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Trust Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Trust Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(e)

In carrying out the foregoing duties, the Trust Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture and the other Operative Agreements, including, without limitation, the right to compensation, reimbursement and indemnification (which indemnification rights shall survive the resignation or removal of the Trust Administrator and the termination of this Agreement).

(f)

The Trust Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholder of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholder by the Owner Trustee under the Trust Agreement.

Section 2.  Duties of the Depositor With Respect to the Indenture.

(a)

The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

(i)

causing the preparation of an Issuer Request required for the release of Collateral, executing such Issuer Request on behalf of the Issuer and delivering the same to the Indenture Trustee (Sections 2.08 and 2.13);

(ii)

causing the preparation of Issuer Orders (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and, if necessary, the mailing to the Noteholders of notices with respect to their consent to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(iii)

causing the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 2.13 and 11.01);

(iv)

the delivery of notice to the Indenture Trustee and the Rating Agency of each Event of Default under the Indenture (Sections 3.06(d), 3.11 and 5.01(b));

(v)

the annual delivery of Opinions of Counsel, in accordance with Section 3.15 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers’ Certificate (Section 3.13);

(vi)

causing the preparation and execution of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the  Issuer to the Indenture Trustee to take any action under the Indenture  (Sections 2.08(a)(v), 4.01 and 11.01);

(vii)

the compliance with any directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.04);

(viii)

causing the preparation of an Issuer Request and Officer’s Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.03);

(ix)

the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to any proposed amendment of the Trust Agreement or amendment to or waiver of any provision of any other document relating to the Trust Agreement (Section 9.07); and

(x)

obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

(b)

The Issuer will indemnify the Owner Trustee and the Trust Administrator, and their respective agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement or this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement or this Agreement.

(c)

In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements (including, but not limited to, Section 5.09(k) of the Sale and Servicing Agreement and Sections 7.03, 7.04 and 11.14 of the Indenture), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements.  Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

Section 3.  Records.  The Trust Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

Section 4.  Compensation. The Trust Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Trust Administrator and the Master Servicer.  All amounts of out-of-pocket expenses reasonably incurred by the Trust Administrator pursuant to this Agreement shall be paid by the Issuer and the Issuer, by its execution hereof, agrees to pay such reasonable expenses to the Trust Administrator.

Section 5.  Additional Information to be Furnished to the Issuer.  The Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 6.  Independence of the Trust Administrator.  For all purposes of this Agreement, the Trust Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Depositor or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Trust Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 7.  No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Trust Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.  Other Activities of Trust Administrator and the Depositor.  Nothing herein shall prevent the Trust Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

Section 9.  Term of Agreement; Resignation and Removal of Trust Administrator.

(a)

This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

(b)

Subject to Section 9(e) hereof, the Trust Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(c)

Subject to Section 9(e) hereof, the Issuer may remove the Trust Administrator without cause by providing the Trust Administrator with at least 60 days’ prior written notice.

(d)

Subject to Section 9(e) hereof, the Issuer may remove the Trust Administrator immediately upon written notice of termination from the Issuer to the Trust Administrator if any of the following events shall occur:

(i)

the Trust Administrator shall default in the performance of any of its duties  under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

(ii)

a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Trust Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Trust Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Trust Administrator’s affairs;

(iii)

the Trust Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Trust Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

(iv)

the Master Servicer is terminated pursuant to the provisions of the Sale and Servicing Agreement.

The Trust Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

(e)

No resignation or removal of the Trust Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Depositor in accordance with the Trust Agreement and (ii) such successor Trust Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Trust Administrator is bound hereunder.

If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Administrator.

(f)

The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

Section 10.  Action upon Termination, Resignation or Removal of the Trust Administrator.  Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Trust Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Trust Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Trust Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Trust Administrator, or if this Agreement has been terminated, to the Depositor.  In the event of the resignation or removal of the Trust Administrator pursuant to Section 9(b), (c) or (d), respectively, the Trust Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Trust Administrator.

Section 11.  Notices.  Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

(a)

if to the Issuer, to:

New York Mortgage Trust 2005-2

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware  19890-0001

Attention: Corporate Trust Administration

fax:  (302) 636-4144

(b)

if to the Trust Administrator, at its Corporate Trust Office.

(c)

if to the Depositor, to:

Greenwich Capital Acceptance, Inc.

c/o Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

fax:  (203) 618-2132

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

Section 12.  Amendments.

(a)

This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code.  No such amendment (other than an amendment effected pursuant to clause (iv) of the preceding sentence) shall adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trust Administrator may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder if the Trust Administrator receives (i) written confirmation from the Rating Agency that such amendment will not cause the Rating Agency to withdraw, qualify or reduce the then current rating assigned to the Notes or (ii) an Opinion of Counsel to such effect.

(b)

This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of the Notes and of the Holder of the Trust Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Trust Estate are required to be made on any Class of Securities, without the consent of the Securityholders of such Class, or (ii) reduce the aforesaid percentages of Note Principal Amount of Notes, the Holders of which are required to consent to any such amendment without the consent of the Securityholders of 100% of such Securities.

(c)

Promptly after the execution of any such amendment, the Trust Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to the Rating Agency.

(d)

The Owner Trustee and the Trust Administrator may, but shall not be obligated to, enter into any amendment which affects the Owner Trustee’s or Trust Administrator’s own rights, duties or immunities under this Agreement.

Section 13.  Successors and Assigns.  This Agreement may not be assigned by the Trust Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor, and the Rating Agency Condition in respect thereof has been satisfied.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Trust Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Trust Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Trust Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Trust Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 14.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15.  Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 16.  Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

Section 17.  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18.  Not Applicable to Wells Fargo Bank, N.A. in Other Capacities.  Nothing in this Agreement shall affect any obligation Wells Fargo Bank, N.A. may have in any other capacity.

Section 19.  Limitation of Liability of Owner Trustee.  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 20.  Limitation of Liability of the Trust Administrator; Indemnification.  Notwithstanding anything herein to the contrary, this Agreement has been signed by Wells Fargo Bank, N.A. not in its individual capacity but solely in its capacity as Trust Administrator and in no event shall the Trust Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

Each of the Trust Administrator and the Certificate Paying Agent shall be third-party beneficiaries of this Section 20 and shall be entitled to rely upon and to directly enforce this Section.  The payment and indemnification obligations of the Issuer under this Agreement shall survive the resignation or removal of either of such parties and the termination of this Agreement and the Operative Agreements.

Section 21.  Benefit of Agreement.  It is expressly agreed that in performing its duties under this Agreement, the Trust Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuer, and that such obligations on the part of the Trust Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuer.

Section 22.  Bankruptcy Matters.  No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NEW YORK MORTGAGE TRUST 2005-2,

By:

Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:/s/ Anita E. Dallago

Name:

Anita E. Dallago

Title:

Senior Financial Services Officer

WELLS FARGO BANK, N.A.,

as Trust Administrator

By:/s/ Peter A. Gobell

Name:

Peter A. Gobell

Title:

Vice President

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Depositor

By:/s/ Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity but solely as

Indenture Trustee

By:/s/ James H. Byrnes

Name:

James H. Byrnes

Title:

Vice President